SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2005

ABLE LABORATORIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11352	04-3029787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Able Drive, Cranbury, NJ 08512
(Address of principal executive offices) (Zip Code)

(609) 495-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

On April 29, 2005, the compensation committee of our board of directors approved a compensation plan for non-employee directors. The plan is filed with this current report as an exhibit.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Compensation Plan for Non-Employee Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABLE LABORATORIES, INC.

By:	/s/ Dhananjay G. Wadekar
Dhananjay G. Wadekar
Chief Executive Officer

Date: May 3, 2005